Earnings Per Share	12 Months Ended
Sep. 30, 2025
Earnings per share [abstract]
Earnings Per Share
26.
EARNINGS PER SHARE

Basic and diluted earnings per share is calculated by dividing net profit attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the reporting year.

The calculation of earnings per share is as follows:

	Year ended September 30,
	2025	2024	2023
Weighted number of outstanding shares	186,507,512	187,599,357	182,721,369
Number of shares with dilutive effects	—	—	—
Weighted number of outstanding shares (diluted and undiluted)	186,507,512	187,599,357	182,721,369

Profit attributable to ordinary shareholders	348,327	191,602	75,022
Basic	1.87	1.02	0.41
Diluted	1.87	1.02	0.41

The Company`s management investment plan has no dilutive effect on the earnings per share calculation as all granted awards were settled by an immediate parent rather than by the Company itself. For further information please refer to Note 27 – Share-based compensation.